SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 3, 2008
Date of earliest event reported: December 1, 2008
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15395 (Commission File Number)	52-2187059 (IRS Employer Identification Number)

11 West 42nd Street New York, NY (Address of principal executive offices)		10036 (Zip Code)
(212) 827-8000
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On December 1, 2008, Martha Stewart Living Omnimedia, Inc. (the “Company”) received notification from Howard Hochhauser, the Company’s Chief Financial Officer, that he has accepted a position with another company, and will be relocating to Utah. Mr. Hochhauser’s resignation is effective December 31, 2008. Allison Jacques, the Company’s controller, will serve as interim principal financial officer, starting on January 1, 2009, until such time as the Company names a new Chief Financial Officer. Ms. Jacques, age 44, has served as the Company’s controller since 2002.
     The press release announcing the resignation is attached as an exhibit to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description
	99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated December 3, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

Date: December 3, 2008	By:	/s/ William C. Stern
William C. Stern
General Counsel

INDEX OF EXHIBITS

Exhibit	Description
99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated December 3, 2008